UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     February 27, 2004 (February 25, 2004)



                            Availent Financial, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware              0-02252                13-1976670
              --------              -------                ----------
          (State or other    (Commission File Number)    (IRS Employer
    jurisdiction of incorporation)                     Identification No.)


    2720 Stemmons Freeway, South Tower, Suite 600
    ---------------------------------------------
    Dallas, TX                                         75007
    ----------                                         -----
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (214) 637-2972
                                                     --------------


(Former name or former address, if changed since last report): Not Applicable

3

Item 4. Change in Registrant's Certifying Accountant.

     (a)(1) Effective February 25, 2004, Availent Financial, Inc. (the "Registrant") dismissed Massella and Associates, CPA, PLLC ("Massella") as the Company's certifying accountants. The Registrant's Audit Committee and Board of Directors have approved this action.

     The reports of Massella on the Registrant's financial statements for the fiscal year ended December 31, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report expressed substantial doubt as to the Registrants ability to continue as a going concern.

     During the Registrant's most recent fiscal year ended December 31, 2002, and through February 25, 2004, there were no disagreements with Massella on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Massella, would have caused Massella to make reference thereto in connection with its reports on the financial statements for such year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant delivered a copy of this Form 8-K report to Massella on February 26, 2004. Concurrently therewith, the Registrant requested that
Massella furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. Attached hereto as
Exhibit 16.1 is a copy of the letter of Massella to the SEC dated February 27, 2004.

     (a)(2) On February 27, 2004, the Registrant engaged KBA Group LLP as its new independent accountant. The Registrant's Audit Committee and Board of Directors have approved this action.

     During the Registrant's two most recent fiscal years ended December 31, 2001 and December 31, 2002, respectively, and through February 26, 2004, neither the Registrant nor any person on the Registrant's behalf has consulted with KBA Group LLP regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was the subject of a disagreement or event described in Items 304(a)(1)(iv) or
(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.


Exhibit    Description of Exhibit

Number
16.1 Letter from Massella and Associates, CPA, PLLC to the SEC, dated February 27, 2004, regarding change in certifying accountant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                AVAILENT FINANCIAL, INC.



Dated:  March 3, 2004                           By:   /s/ Bruce A. Hall
                                                Name:    Bruce A. Hall
                                                Title:   Chief Financial Officer